UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 11, 2008 (Date of earliest event reported)
M-Wave Inc (Exact name of registrant as specified in its charter)

IL (State or other jurisdiction of incorporation)	0-19944 (Commission File Number)	36-3809819 (IRS Employer Identification Number)

11533 Franklin Ave (Address of principal executive offices)		60131 (Zip Code)
(630) 562-5550 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 7, 2008, the Company received a notice of non-compliance from The NASDAQ Stock Market LLC based upon the Company's failure to solicit proxies and hold its 2006 annual meeting of stockholders prior to December 31, 2007, as required by NASDAQ Marketplace Rules 4350(g) and 4350(e), respectively.

The Company intends to request a hearing before a NASDAQ Listing Qualifications Panel to present its plan for addressing the proxy solicitation and annual meeting deficiencies. In the event the Company solicits proxies and holds the annual meeting prior to the hearing date, NASDAQ may determine to cancel the hearing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of M-Wave Inc dated January 11, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2008	M-WAVE INC By: /s/ Jeff Figlewicz Jeff Figlewicz Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of M-Wave Inc dated January 11, 2008